Exhibit 99.1

Heinz EVP Mike Milone Retires from Heinz after 32 Years of Outstanding Service

PITTSBURGH--(BUSINESS WIRE)--March 28, 2012--H.J. Heinz Company (NYSE: HNZ) today announced that Mike Milone, an Executive Vice President who led the dynamic growth of the Company’s Rest of World segment, will retire from Heinz in June after 32 years of exceptional service. Mr. Milone was also responsible for Global Enterprise Risk Management, Environmental Health, Safety & Sustainability, Quality and Infant/Nutrition.

“Under his strong leadership, Rest of World and Global Infant/Nutrition have become key growth engines for Heinz,” said Heinz Chairman, President and CEO William R. Johnson. “Mike has been an outstanding leader for Heinz for over three decades and was a key contributor to our recent acquisition of Quero, our first major business in Brazil. Mike has skillfully led the growth of our businesses in Latin America, Africa and the Middle East and will be greatly missed.”

Mr. Milone joined Heinz in 1980 as an Assistant Product Manager for Heinz U.S.A. He was quickly promoted through the ranks and held various positions including: Senior Product Manager, Heinz® Ketchup; General Manager, Condiments; General Manager, Dog Food Marketing; and Vice President, Pet Products Marketing. In 1996, he was appointed President and COO of Heinz Pet Products. In 1998, he was promoted to head Global Category Development for Heinz at World Headquarters. Mr. Milone became a Senior Vice President in 2000. He also served as CEO of StarKist Foods managing through the spin-off to Del Monte in 2002. After the Del Monte spin-off, he held several regional international roles heading Heinz businesses in Africa, Asia, India, Latin America and the Middle East. He has held the title of Executive Vice President since 2010.

With Mr. Milone’s retirement, the following Heinz executives will assume his responsibilities effective May 1:

David Woodward is promoted to President of Heinz Rest of World business and also joins the Office of the Chairman, reporting to Mr. Johnson. Mr. Woodward has driven the Company’s exceptionally strong performance in the UK and Ireland as President of that business since joining the Company in 2006. In January 2011, his role was expanded to include Africa and the Middle East (AME). Matt Hill will replace Mr. Woodward as President of the UK and Ireland business.

David Moran, Executive Vice President, President and CEO of Heinz Europe will assume the added responsibility of Global Infant/Nutrition. Under his leadership, Heinz has continued to deliver solid results in Europe despite the difficult economic environment. In his current role, Mr. Moran already has responsibility for Heinz’s business in Italy, where its Plasmon® brand of Infant/Nutrition products is the market leader.

Bob Ostryniec, Chief Supply Chain Officer, will assume the added responsibilities for Global Enterprise Risk Management, Environmental Health, Safety & Sustainability and Quality. His expanded role is a natural fit with his global oversight of all factories and the global supply chain.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This press release and our other public pronouncements contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, volume, earnings, or cash flow growth,
  general economic, political, and industry conditions, including those that could impact consumer spending, competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, and energy costs, competition from lower-priced private label brands,
  increases in the cost and restrictions on the availability of raw materials, including agricultural commodities and packaging materials, the ability to increase product prices in response, and the impact on profitability, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier and customer relationships, and the financial viability of those suppliers and customers, currency valuations and devaluations and interest rate fluctuations, changes in credit ratings, leverage, and economic conditions and the impact of these factors on our cost of borrowing and access to capital markets, our ability to effectuate our strategy, including our continued evaluation of potential opportunities, such as strategic acquisitions, joint ventures, divestitures, and other initiatives, our ability to identify, finance, and complete these transactions and other initiatives, and our ability to realize anticipated benefits from them, the ability to successfully complete cost reduction programs and increase productivity, the ability to effectively integrate acquired businesses,
  new products, packaging innovations, and product mix,
  the effectiveness of advertising, marketing, and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation,
  the ability to further penetrate and grow and the risk of doing business in international markets, particularly our emerging markets; economic or political instability in those markets, strikes, nationalization, and the performance of business in hyperinflationary environments, in each case such as Venezuela; and the uncertain global macroeconomic environment and sovereign debt issues, particularly in Europe, changes in estimates in critical accounting judgments and changes in laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the potential adverse impact of natural disasters, such as flooding and crop failures, and the potential impact of climate change, the ability to implement new information systems, potential disruptions due to failures in information technology systems, and risks associated with social media, with regard to dividends, dividends must be declared by the Board of Directors and will be subject to certain legal requirements being met at the time of declaration, as well as our Board’s view of our anticipated cash needs, and other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2011 and reports on Forms 10-Q thereafter.

The forward-looking statements are and will be based on management’s then current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

ABOUT HEINZ: H.J. Heinz Company, offering “Good Food Every Day”™ is one of the world’s leading marketers and producers of healthy, convenient and affordable foods specializing in ketchup, sauces, meals, soups, snacks and infant nutrition. Heinz provides superior quality, taste and nutrition for all eating occasions whether in the home, restaurants, the office or “on-the-go.” Heinz is a global family of leading branded products, including Heinz® Ketchup, sauces, soups, beans, pasta and infant foods (representing over one third of Heinz’s total sales), Ore-Ida® potato products, Weight Watchers® Smart Ones® entrees, T.G.I. Friday’s® meals and snacks, and Plasmon infant nutrition. Heinz is famous for its iconic brands on six continents, showcased by Heinz® Ketchup, The World’s Favorite Ketchup®.

CONTACT:
H.J. Heinz Company
Media:
Michael Mullen, 412-456-5751
Michael.mullen@us.hjheinz.com
or
Investors:
Margaret Nollen, 412-456-1048
Mary Ann Bell, 412-237-9760